Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amendment No. 2 to the Quarterly Report on Form 10-Q of Dynamic Response Group, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Melissa K. Rice, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of Dynamic Response Group, Inc.

Date: March 11, 2009	/s/ Melissa K. Rice
Melissa K. Rice
Principal Executive Officer and Principal Financial Officer